                                                                  EXHIBIT 10.52

                                   AMENDMENT
                                       TO
               AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
                                       OF
                            WEST VALLEY PARTNERSHIP

     This AMENDMENT TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF WEST VALLEY PARTNERSHIP (the "Amendment") is entered into as of November 19, 1987 by and between May Centers, Inc., a Missouri corporation, ("MCI") and the persons and entities (the "Limited Partners") designated as the Class A Limited Partners and the Class B Limited Partner in the "Schedule of Partners" attached hereto as Exhibit "A" and made a part hereof (the General Partner and the Limited Partners and collectively referred to herein as the "Partners").

                                    RECITALS

     A. West Valley May Corp., a Missouri corporation, The Landacre Corporation, and Mervyn LeRoy (the "Original Partners") entered into a Certificate of Limited Partnership and Limited Partnership Agreement (the "Original Partnership Agreement") dated February 17, 1960, by which they established West Valley Partnership as a California limited partnership. A copy of the Original Partnership Agreement was recorded on February 24, 1960 as Instrument No. 2785 in Book M 452, Page 433 of the Official Records of Los Angeles County, California.

     B. The Original Partnership Agreement was amended by the following documents: Amendment dated September 10, 1963, recorded in the Official Records of Los Angeles County, California on September 26, 1963 as Instrument No. 5725 in Book M 1353, Page 951; Second Amendment dated October 1, 1963, recorded in the Official Records of Los Angeles County, California on December 31, 1963 as Instrument No. 6663 in Book M 1421, Page 369; Third Amendment dated December 31, 1971, recorded in the Official Records of Los Angeles County, California on December 31, 1971 as Instrument No. 2608 in Book M 3943, Page 820; Fourth Amendment dated February 28, 1973, recorded in the Official Records of Los Angeles County, California on March 2, 1973 as Instrument No. 4518 in Book M 4301, Page 289; Fifth Amendment dated August 8, 1979, a copy of which was recorded in the Official Records of Los Angeles County, California on August 14, 1979 as Instrument No. 79-899953; and the Amended and Restated Limited Partnership Agreement of West Valley Partnership dated as of December 31, 1985 (the "Restated Partnership Agreement").

     C. The Partners are all the successors in interest to the Original Partners and collectively hold one hundred percent (100%) of the interests in and to the Partnership.

     D. The Partners now desire to amend the Restated Partnership Agreement in the manner set forth in this Amendment.

                                   AGREEMENTS

     In consideration of the mutual covenants contained herein, the Partners amend the Restated Partnership Agreement of West Valley Partnership as follows:

1. All Class A Limited Partners listed in the Schedule of Partners who, prior to the date of this Amendment, were assignees of or successors to the interests of a prior Class A Limited Partner, are hereby accepted as substitute Class A Limited Partners.

2. The "Schedule of Partners" attached to the Restated Partnership Agreement as Exhibit A thereto is hereby deleted in its entirety and substituted therefor is the Schedule of Partners attached to this Amendment as Exhibit "A".

3. Except as specifically amended by the provisions of this Amendment, the Restated Partnership Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, the Partners have executed this Amendment, in counterparts, as of the date first above written.

                                    GENERAL PARTNER:

                                       May Centers, Inc. a
                                       Missouri corporation

                                       By WILLIAM E. GRAFSTROM
                                          --------------------
                                          William E. Grafstrom
                                          Chairman


                                       By THOMAS E. FROST
                                          --------------------
                                          Thomas E. Frost
                                          Assistant Secretary

              (Signature pages to Amendment to Amended and Restated
                        Partnership Agreement continued)

                                       CLASS A LIMITED PARTNERS:

                                       /s/ ARTHUR E. GOETZ
                                       --------------------------------------
                                       Arthur E. Goetz, Trustee for
                                       Quentin Charles Vidor


                                       /s/ LINDA LEROY JANKLOW
                                       --------------------------------------
                                       Linda LeRoy Janklow


                                       /s/ A. R. KIMBROUGH, TRUSTEE
                                       --------------------------------------
                                       A. R. Kimbrough, Trustee for
                                       Debora Cassie Pool


                                       /s/ KAREN JO SILVERSTEIN
                                       --------------------------------------
                                       Karen Jo Silverstein


                                       /s/ A.R. KIMBROUGH, TRUSTEE
                                       --------------------------------------
                                       A.R. Kimbrough, Trustee
                                       for Matthew Warner Sperling

Estate of Mervyn LeRoy:

By: /s/ WARNER LEWIS LEROY
    ------------------------------
    Warner Lewis LeRoy,
    Co-Executor

By: /s/ LINDA LEROY JANKLOW             /s/ WARNER LEWIS LEROY
    ------------------------------     --------------------------------------
    Linda LeRoy Janklow,               Warner Lewis LeRoy
    Co-Executrix

                                       /s/ RITA REND ROEDLING
                                       --------------------------------------
                                       Rita Rend Roedling


                                       /s/ STANLEY K. SHEINBAUM
                                       --------------------------------------
                                       Stanley K. Sheinbaum


                                       /s/ DAVID TELSTAR, TRUSTEE
                                       --------------------------------------
                                       David Telstar,
                                       Trustee of the Valentine Trust
                                       dated January 14, 1987

              (Signature pages to Amendment to Amended and Restated
                        Partnership Agreement continued)


                                       /s/ DESIREE TELSTAR, TRUSTEE
                                       --------------------------------------
                                       Desiree Telstar,
                                       Trustee of the Valentine Trust
                                       dated January 14, 1987


                                       /s/ LEWIS BRIAN VIDOR
                                       --------------------------------------
                                       Lewis Brian Vidor


                                       /s/ QUENTIN CHARLES VIDOR
                                       --------------------------------------
                                       Quentin Charles Vidor


                                       CLASS B LIMITED PARTNERS:

                                       May Centers, Inc. a
                                       Missouri corporation

                                       By /s/ WILLIAM E. GRAFSTROM
                                          -----------------------------------
                                          William E. Grafstrom
                                          Chairman


                                       By /s/ THOMAS E. FROST
                                          -----------------------------------
                                          Thomas E. Frost
                                          Assistant Secretary

                                   EXHIBIT "A"

                                                      PERCENTAGE
NAME & PLACE OF RESIDENCE                              INTEREST
-------------------------                             -----------
GENERAL PARTNER
  May Centers, Inc.                                         40%
  611 Olive Street
  St. Louis, MO 63101

CLASS A LIMITED PARTNERS
  Arthur E. Goetz, Trustee for                           2.375%
    Quentin Charles Vidor
  61 Pebble Lane
  Roslyn Heights,NY 11577

  Linda LeRoy Janklow                                   8.4375%
  32 East 64th Avenue, #6-E
  New York, NY 10021

  A.R. Kimbrough, Trustee for                            2.375%
    Debora Cassie Pool
  Latham and Watkins
  555 South Flower Street
  Suite 4500
  Los Angeles, CA 90071

  Karen Jo Silverstein                                   2.375%
  200 Bentley Circle
  Los Angeles, CA 90049

  A.R. Kimbrough, Trustee for                            2.375%
    Matthew Warner Sperling
  Latham and Watkins
  555 South Flower Street
  Suite 4500
  Los Angeles, CA 90071

  Mervyn LeRoy                                             2.5%
  615 North Camden Drive
  Beverly Hills, CA 90210

  Warner Lewis LeRoy                                    8.4375%
  One West 72nd Street
  New York, NY 10023

  Rita Rend Roedling                                       2.5%
  1015 North Beverly Drive
  Beverly Hills, CA 90210

                                                      PERCENTAGE
NAME & PLACE OF RESIDENCE                              INTEREST
-------------------------                             -----------
  Stanley K. Sheinbaum                                   14.25%
  345 North Rockingham Avenue
  Los Angeles, CA 90049

  David Telstar and Desiree Telstar,                     2.375%
    Trustees of the Valentine
    Trust dated January 14, 1987
  195 Sierra Vista Road
  Santa Barbara, California 93108

  Lewis Brian Vidor                                     5.9375%
  9161 Oriole Way
  Los Angeles, CA 90069

  Quentin Charles Vidor                                 3.5625%
  34 Grammercy Park E.
  New York, NY 10003


CLASS B LIMITED PARTNER
  May Centers, Inc.                                        2.5%
  611 Olive Street
  St. Louis, MO 63101

                                       2